October 25, 2019

Dear  _________,

Thank you for being a part of the Aspiration community, and an investor in the Aspiration Flagship Fund (the “Fund”).  We built the Flagship Fund to provide “one stop” access to a range of strategies once out of the reach of everyday investors.  The Fund’s goal is to deliver risk-adjusted returns while providing investors with lower volatility than, and lower correlation with, traditional long-only equity and bond portfolios.

Recently, we were made aware that there had been an error in the Fund’s prospectus dated January 28, 2018 (the “2018 Prospectus”).  In particular, due to an administrative error, the 2018 Prospectus incorrectly disclosed the performance of the S&P 500 Total Return Index (the “Index”), the Fund’s primary benchmark index, as being 1.97% since the Fund’s inception.  The actual performance of the Index since the Fund’s inception was higher: 13.98%. This performance information was corrected in a subsequent prospectus dated February 1, 2019.  It is important to note that, while the Fund is required to include the performance of a broad-based securities market index, the Flagship Fund was designed to reduce market volatility, rather than track the market, including the Index.

In connection with that error, we are writing to offer you the opportunity to rescind any purchases of shares of the Fund (“Eligible Shares”) that you made between January 28, 2018 and February 1, 2019 (the “Affected Period”).  In other words, if you accept the rescission offer in accordance with the terms described below in this letter, the Fund would buy back your Eligible Shares for the price described in this letter, meaning it would be as if the purchase had never happened. As described in detail below, if you have received any dividends in the form of cash or additional shares, those will be reduced from the amount reimbursed.
Terms of the Rescission Offer
The Fund is offering to rescind all sales of Eligible Shares for the following amount: (1) your purchase price for the shares; (2) plus interest, calculated from the purchase date until the date the rescission payment is made by the Eligible Fund using the greater of (i) the interest rate for Federal judgments, determined in accordance with the rate and method of calculation set forth in 28 U.S.C.ss.1961(a) and (b), or (ii) the applicable interest rate designated by the state law of the state of your residence; (3) minus any dividends declared and paid or payable with respect to such shares.  In addition, for shares redeemed prior to receiving this redemption offer, your prior redemption proceeds would be subtracted from the amount payable under this rescission offer.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved this rescission offer or determined whether this document is truthful or complete.  Any representation to the contrary is a criminal offense.

Additional Background Information
As described above, due to an administrative error, certain performance information in the Fund’s 2018 Prospectus during the Affected Period was incorrect.  As a result, purchasers who bought shares of the Fund may be able to assert claims against the Fund under federal or state securities laws.  While the Fund would assert any appropriate defenses to any such claims, to reduce the risk of potential future claims and as a way to make purchasers of Eligible Shares whole without necessitating litigation, the Fund is offering to rescind the purchases of Eligible Shares made during the affected period on the terms provided in this letter.

For purposes of federal securities laws, non-acceptance of this rescission offer may not terminate a purchaser’s right to bring a civil action against the Fund before expiration of the applicable statute of limitations.  If such an action were brought against the Fund by a purchaser who does not accept this rescission offer, the Fund would expect to assert, among other defenses, that the purchaser is precluded from bringing the claim since rescission was offered and rejected by that purchaser.

The actual cost of the rescission offer cannot be determined at this time because the number of shares purchased by the Fund pursuant to the rescission offer will depend upon a number of factors, including how many shareholders accept the rescission offer.  However, the Fund is not expected to bear any costs or expenses associated with this rescission offer.  The Fund’s investment adviser, Aspiration Fund Adviser, LLC, has agreed to pay directly and/or reimburse the Fund for the full cost of conducting this rescission offer.

As described above, the interest rate to be paid to each purchaser who validly accepts the rescission offer will be calculated using the greater of (i) the interest rate for Federal judgments, determined in accordance with the rate and method of calculation set forth in 28 U.S.C.ss.1961(a) and (b), or (ii) the applicable interest rate designated by the state law of the state of your residence.  Federal law does not mandate the interest rate that should be used if a rescission offer is made.

Shares issued upon the reinvestment of dividends are not Eligible Shares.
Important U.S. Federal Income Tax Information
For U.S. federal income tax purposes, the rescission offer with respect to our shares is intended to constitute a taxable redemption of shares for cash. As such, a purchaser with a taxable account, who accepts the rescission offer should generally recognize capital gain (or loss) to the extent that the amount distributed to the purchaser in exchange for the rescinded shares exceeds (or is less than) the purchaser’s tax basis (the amount paid by such purchaser) for those shares.  However, the law applicable to the rescission offer is somewhat unclear, and the U.S. Internal Revenue Service will not be precluded from asserting a position contrary to or otherwise different from the positions summarized in this discussion or otherwise re-characterizing the transaction in whole or in part; it is possible that our rescission offer, if accepted, would be characterized as the return of the original purchase price, which would be nontaxable, plus the payment of interest, which would be taxable as ordinary interest income.  Any amounts previously distributed as a dividend with respect to rescinded shares should also generally be included in income as a dividend.  Accepting the rescission offer may also have state income and other tax consequences. Amounts distributed to a purchaser that is a tax advantaged retirement plan will not be taxed currently. Please consult your tax advisor to determine the particular tax consequences to you (including the application and effect of any state, local or foreign income and other tax laws).

Individual Circumstances Vary
You should carefully consider whether it is in your best interests to participate in this rescission offer.  In deciding whether to accept or reject this rescission offer, you should consider your individual circumstances and consult with your financial, tax or other adviser.  You should also carefully read this letter and the Fund’s prospectuses dated January 28, 2018 and February 1, 2019.  Copies of the prospectuses have been filed with the SEC and were sent to shareholders of the Fund.  You may obtain additional copies free of charge by calling (800) 683-8529, by accessing the documents on the Fund’s website at www.aspiration.com, or by accessing the documents on the SEC’s website at www.sec.gov.
How to Reject the Rescission Offer
If you wish to retain your shares and you do not wish to accept this rescission offer, you do not need to respond to this letter.
How to Accept the Rescission Offer
If you decide to rescind any purchases of Eligible Shares, please complete the form on the following page/the enclosed form and send it via U.S. Mail to:

Aspiration Funds c/o Nottingham
Attn: Shareholder Services
P.O. Box 4356
Rocky Mount, NC  27804

Your response must be postmarked by November 25, 2019.  No request to rescind share purchases will be accepted unless it is either (1) received by the Fund by November 25, 2019 or (2) mailed and postmarked by that date.

If you have any questions, please contact the Fund at (800) 683-8529.

Very truly yours,

Aspiration Funds

ACCEPTANCE OF RESCISSION OFFER FORM

Number of Shares Purchased	Purchase Date	Number of Shares Redeemed[1]	Redemption Date[1]

1 Complete column only if the shares purchased were previously redeemed.

The undersigned (fill in language here as to agreeing to sell shares)

____________________________ Signature
____________________________ Print Name
____________________________ Account number
____________________________ Date

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